UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2011

FRATERNITY COMMUNITY BANCORP, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	0-54271	27-3683448
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

764 Washington Boulevard, Baltimore, Maryland	21230
(Address Of Principal Executive Offices)	(Zip Code)

(410 539-1313
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On  March 31, 2011, Fraternity Community Bancorp, Inc. (the “Company”) announced that it completed its stock offering on March 31, 2011.  A total of 1,587,000 shares of common stock were sold in the subscription and community offerings at $10.00 per share.  A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                      Exhibits

            99.1           Press release dated March 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fraternity Community Bancorp, Inc.

Date: April 4, 2011	By:	/s/ Thomas K. Sterner
Thomas K. Sterner
Chairman of the Board, Chief Executive Officer and Chief Financial Officer